UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 2, 2017

Date of Report (Date of earliest event reported):

Nanometrics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 545-6000

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 3, 2017, Nanometrics Incorporated filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the appointment of Robert Deuster as a member of the Board of Nanometrics Incorporated, and that it had not yet been determined to which committees of the Board Mr. Deuster would be appointed.  On May 23, 2017, the Board appointed Mr. Deuster as a member of the Audit Committee and Compensation Committee, and this Amendment No. 1 to the Original Form 8-K is being filed to amend the Original Form 8-K to report such appointments and related compensation.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 2, 2017, the Board of Directors of Nanometrics Incorporated appointed Robert Deuster to serve as a member of the Nanometrics Board of Directors.  Concurrently with his appointment, the Board increased the size of the Board from six (6) directors to seven (7) directors.

Mr. Deuster will receive compensation under Nanometrics’ compensation arrangements for non-employee directors, which currently include:  as a new non-employee director, upon appointment restricted stock units valued at $100,000 pro-rated to reflect the amount of time served before the next annual meeting of stockholders; an annual cash  retainer fee of $50,000 (pro-rated for a partial year of service for new directors); and restricted stock units valued at $100,000 to be granted on the date of Nanometrics’ annual meeting of stockholders and vest on the earlier of the first anniversary date of the grant or the date of the next annual meeting of stockholders.  In addition, Mr. Deuster is eligible to participate in Nanometrics’ self-funded Executive Reimbursement Plan and will enter into Nanometrics’ standard form of indemnity agreement.

On May 23, 2017, the Board appointed Mr. Deuster as a member of the Audit Committee and Compensation Committee. Mr. Deuster will receive additional cash compensation under Nanometrics’ compensation arrangements for non-employee directors as a member of the Audit Committee and Compensation Committee, as follows:  an incremental $10,000 annual retainer for service on the Audit Committee; and an incremental $10,000 annual retainer for service on the Compensation Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2017	NANOMETRICS INCORPORATED

/S/ Jeffrey Andreson
Jeffrey Andreson Chief Financial Officer
Duly Authorized Officer